UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			May 15, 2025

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of OGE Energy Corp. ("OGE Energy") held on May 15, 2025, the shareholders:

•
Elected 10 members of the Board of Directors;
•
Ratified the appointment of Ernst & Young LLP as OGE Energy's principal independent accountants for 2025;
•
Approved, on an advisory basis, the compensation paid to named executive officers; and
•
Did not approve an amendment of the restated certificate of incorporation to eliminate the supermajority voting provisions, as it received less than 80 percent of the outstanding shares of OGE Energy's common stock required for passage.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms Expiring in 2026
Frank A. Bozich	142,540,493	3,285,091	571,596	27,351,539
Peter D. Clarke	140,436,728	5,400,721	559,731	27,351,539
Cathy R. Gates	143,579,692	2,266,685	550,803	27,351,539
David L. Hauser	140,512,604	5,296,955	587,621	27,351,539
Luther C. Kissam, IV	142,430,479	3,386,328	580,373	27,351,539
Judy R. McReynolds	140,785,465	5,077,770	533,945	27,351,539
David E. Rainbolt	142,950,449	2,883,896	562,835	27,351,539
J. Michael Sanner	143,005,894	2,801,637	589,649	27,351,539
Sheila G. Talton	140,689,710	5,100,732	606,738	27,351,539
Sean Trauschke	141,121,146	4,665,245	610,789	27,351,539

Proposal No. 2:	Votes For	Votes Against	Abstentions
Ratification of the appointment of Ernst & Young LLP as OGE Energy's principal independent accountants for 2025	169,427,884	3,410,728	910,107

Proposal No. 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	136,402,582	8,638,829	1,355,769	27,351,539

Proposal No. 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment of the restated certificate of incorporation to eliminate the supermajority voting provisions	142,608,493	3,000,247	788,440	27,351,539

Item 8.01. Other Events

OGE Energy's Board of Directors declared a third quarter dividend of $0.42125 per common share of stock, to be paid July 25, 2025, to shareholders of record July 7, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

May 15, 2025